 UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: May 19, 2022 (May 18, 2022)
(Date of earliest event reported)

 ITT INC.
(Exact name of registrant as specified in its charter)

Indiana	001-05672	81-1197930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1133 Westchester Avenue
White Plains, NY 10604
(Principal Executive Office)
Telephone Number: (914) 641-2000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	ITT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2).                                                 Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 18, 2022, ITT Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). The following votes were taken at the Annual Meeting.
1.     Election of Directors. At the Annual Meeting, the 9 nominees whose names are set forth below were elected as directors, constituting the entire Board of Directors, to serve until the 2023 annual meeting of shareholders or until their respective successors are duly elected and qualified. Relevant voting information for each person was as follows:

	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Geraud Darnis	75,877,672	191,353	55,962	3,520,745
Donald DeFosset, Jr.	75,223,937	847,802	53,248	3,520,745
Nicholas C. Fanandakis	75,913,029	155,332	56,626	3,520,745
Richard P. Lavin	75,372,884	655,893	96,210	3,520,745
Rebecca A. McDonald	75,539,913	533,207	51,867	3,520,745
Timothy H. Powers	75,519,644	548,807	56,536	3,520,745
Luca Savi	75,860,015	208,638	56,334	3,520,745
Cheryl L. Shavers	75,474,840	597,275	52,872	3,520,745
Sabrina Soussan	75,497,739	531,301	95,947	3,520,745
2.     Ratification of Appointment of the Independent Registered Public Accounting Firm. The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2022 was ratified by the following vote:78,712,644 shares for the proposal, 858,234 shares against the proposal, 74,854 shares abstaining and 3,520,745 broker non-votes.
3.     Advisory Vote on 2021 Named Executive Officer Compensation. The proposal for approval, on an advisory basis, of the 2021 compensation of the Company’s named executive officers was approved by the following vote: 74,587,894 shares for the proposal, 1,426,701 shares against the proposal, 110,392 shares abstaining and 3,520,745 broker non-votes.
4.     Shareholder Proposal Regarding Special Meetings of Shareholders. The shareholder proposal to amend the Company’s governing documents to lower the ownership threshold to call special meetings to 10% of the voting power of the outstanding capital stock of the Company was not approved by the following vote: 16,336,498 shares for the proposal, 59,681,195 shares against the proposal, 107,294 shares abstaining and 3,520,745 broker non-votes.
There were no other matters presented for a vote at the Annual Meeting.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITT Inc.
(Registrant)

May 19, 2022	By:	/s/ Mary E. Gustafsson
		Name:	Mary E. Gustafsson
		Title:	Senior Vice President and General Counsel
(Authorized Officer of Registrant)